                                                               EXHIBIT 21.1

                      SUBSIDIARIES OF THE REGISTRANT

                       MORTGAGE PLUS EQUITY AND LOAN
                          CORP. IS A WHOLLY-OWNED
                        SUBSIDIARY OF THE COMPANY.